DELAWARE VIP TRUST

Delaware VIP Emerging Markets Series
(the "Series")

Supplement to the Series' Statement of Additional Information dated April 30, 2007

On October 17, 2007, Mellon Bank, N.A. became the Series' custodian.

The following paragraph replaces the paragraph in the section entitled, "Investment Manager and Other Service Providers - Custodian" on page 46 of the Series' Statement of Additional Information.

Mellon Bank, N.A. ("Mellon"), One Mellon Center, Pittsburgh, PA 15285, is custodian of each Series' securities and cash. As custodian for the Series, Mellon maintains a separate account or accounts for each Series; receives, holds, and releases portfolio securities on account of each Series; receives and disburses money on behalf of each Series; and collects and receives income and other payments and distributions on account of each Series' portfolio securities.

Please keep this Supplement for future reference.

This Supplement is dated October 19, 2007.